UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2009

______________

CHINA DIRECT INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

______________

Florida	001-33694	13-3876100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

431 Fairway Drive, Suite 200 Deerfield Beach, Florida 33441
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (954) 363-7333

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 12, 2009, China Direct Industries, Inc. (the "Company") issued a press release announcing that it will present at the 2009 China Growth Conference presented by Brean Murray Carret & Co. to be held on November 19-20, 2009 at the Millennium Broadway Hotel, New York, New York.  The Company will present at this conference on Friday, November 20, 2009 at 11:20 AM.

A copy of the Company’s press release is furnished as Exhibit 99.1 to this Form 8-K.

The information furnished with this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01      Financial Statements and Exhibits.

(d)	Exhibits:
99.1	China Direct Industries, Inc. Press Release Dated November 12, 2009 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DIRECT INDUSTRIES, INC.

Date: November 12, 2009	By:	/s/ Lazarus Rothstein
Lazarus Rothstein, Executive Vice President and General Counsel